[COMPANY NAME] Welcome to the Annual Shareholder Meeting September 30, 2026

[COMPANY NAME] Personnel Directors BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026 Officer Jeffrey D. Yowell Executive Chairman Joseph P. Daly Lead Independent Director Chair – Nomination & Governance Michael A. Loh Chair – Compensation Julie M. Bowen Chair – Audit Christopher J. Reedy Adam Sefchick Interim Chief Executive Officer, Chief Financial Officer

[COMPANY NAME] Agenda 1. Formal Business Meeting 2. Management Presentation a. Our Business b. FY 2026 Performance c. Subsidiaries – Opportunities/Risks d. FY 2027 Key Strategies e. Shareholder Questions/Concerns 3. Meet and Greet BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026

[COMPANY NAME] Butler National Corporation Cautionary Statement BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026 Cautionary Statement The statements in this presentation may constitute “forward-looking statements” within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements can often be identified by the use of forward-looking terminology, such as “could”, “should”, “will”, “intended”, “continue”, “believe”, “may”, “expect”, “hope”, “anticipate”, “goal”, “forecast”, “plan”, “guidance”, or “estimate” or the negative of these words, variations thereof or similar expressions. Forward-looking statements are not guarantees of future performance results. They involve risks, uncertainties, and assumptions. It is important to note that any such performance and actual results, financial condition or business, could differ materially from those expressed in such forward- looking statements. In evaluating such statements, a number of risks, uncertainties, and other factors could cause actual results, performance, financial condition, cash flows, prospects, and opportunities to differ materially from those expressed in, or implied by, the forward-looking statements. These risks, uncertainties, and other factors include those set forth in Item 1A (Risk Factors) of the Butler National Corporation Annual Report on SEC Form 10-K for the fiscal year ended April 30, 2026.

[COMPANY NAME] BUTLER ATIONAL CORPORATION JULY 2026SEPTEMBER 3 , 2026 Bu tle r N at io na l Co rp or at io n Aerospace Product Segment Avcon Industries, Inc. Butler Avionics, Inc. BNC Special Mission Electronics (Tempe) Butler Machine, LLC Professional Services Segment BNSC / BHCMC (Gaming Manager) Kansas Int’l DDC (Development)

[COMPANY NAME] FACILITIES Butler National Corporation Corporate Headquarters – New Century, Kansas The Butler National corporate headquarters is located at the New Century Airport within our 50,000 square-foot leased facilities at 1 Aero Plaza, New Century, Kansas. BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026

[COMPANY NAME] FACILITIES Avcon Industries, Inc. – Newton, Kansas / New Century, Kansas Avcon Industries headquarters is located at 714 North Oliver Road, Newton, Kansas on a campus that includes 76,000 square foot leased facility of hangar and office space at the Newton City-County Airport in Newton, Kansas. (right) Avcon (above) is also co-located at New Century, Kansas along with Butler Avionics. (left) BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026

[COMPANY NAME] FACILITIES Butler National Corporation Special Mission Electronics / Butler Machine, LLC Butler National Special Mission Electronics – Tempe, AZ Butler National Corporation has an office and manufacturing operations at 4654 South Ash Ave., Tempe, AZ in a 16,110 square foot owned facility. Butler Machine, LLC – Excelsior Springs, MO Butler Machine conducts manufacturing operations at 505 S. McCleary, Excelsior Springs, MO in a 17,000 square foot owned facility. BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026

[COMPANY NAME] FACILITIES Boot Hil l Casino and Resort Boot Hill Casino & Resort – Dodge City, Kansas Boot Hill Casino & Resort, located at 4000 W. Comanche St. in Dodge City, Kansas, encompasses 58,000 square feet, including a 24,000-square-foot gaming floor. BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026

[COMPANY NAME] FISCAL 2026 PERFORMANCE See SEC Form 10-K for FY Ended Apri l 30, 2026 FY2026 Earnings Per Share: $0.34 Comparative information for fiscal years ending April 30th: Dollars in Thousands 2026 2025 Total Revenue $ 97,967 $ 83,968 Net Income 21,933 12,551 Assets 141,842 123,298 Stockholder’s Equity 81,978 65,114 Backlog on April 30th 47,059 33,611 Backlog on July 31, 2026 $51,134,277 Outstanding Shares on September 15, 2026 63,842,119 BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026

[COMPANY NAME] FINANCIAL REPORT BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026 YTD FY 2026 Casino Avcon Avionics Tempe Other Total Sales 37,380 37,195 4,173 19,219 - 97,967 Operating Income 8,296 9,713 1,525 10,049 (1,130) 28,453 Operating Margin 22% 26% 37% 52% 29% YTD FY 2025 Casino Avcon Avionics Tempe Other Total Sales 38,267 29,587 3,377 12,737 - 83,968 Operating Income 9,142 4,415 (306) 5,125 (1,549) 16,827 Operating Margin 24% 15% -9% 40% 20% ( in mil l ions) FY 2026 RESULTS - Year Ended 4/30/2026

[COMPANY NAME] FY 2026 REVENUE Aircraft Mods (Avcon) 38% Special Mission Electronics (Tempe) 20%Butler Avionics (BAI) 4% Professional Services 38% PROFESSIONAL SERVICES $ 37,380 AIRCRAFT MODS $ 37,195 SPECIAL MISSION ELEC. $ 19,219 AIRCRAFT AVIONICS $ 4,173 (in thousands) BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026

[COMPANY NAME] COMPARISON OF REVENUE BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026 FY 2025 $83,968,000 FY 2024 $78,376,000 Professional Services 46% Tempe 15% Avcon 39% *Note: Avcon Includes Butler Avionics Professional Services 49% Tempe 15% Avcon 35% FY 2026 $97,967,000 Avcon 42% Tempe 20% Professional Services 38%

[COMPANY NAME] AVCON INDUSTRIES, INC. – AIRCRAFT MODIFICATIONS BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026

[COMPANY NAME] AIRCRAFT MODIFICATIONS Product & Service Applications Special Mission Mods Design Engineering Special Mission System Integration Avcon Industries has developed FAA/EASA/DGAC/CAA approved solutions that support: • Search and Rescue (SAR) • Fire Detection / Monitoring • Maritime Surveillance & Patrol • Aerial Mapping • Police & Homeland Security Missions • Coastal / Erosion Research • Environmental / Atmospheric Research • Disaster Relief Control • Oil Spill Detection • SIGINT Capabilities • Electronic Functionality & Countermeasures • Protection Systems BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026

[COMPANY NAME] AIRCRAFT MODIFICATIONS – WHAT WE DO • Structural Modifications • Electrical Systems Integration and Avionics • Engineering – Design / Aero / Structural / Electrical • Supplemental Type Certificate Approvals (STC) / Parts Manufacturing Authority (PMA) • Manufacturing – Fabrication • OEM Relationship to Engineering / Obsolescence Solutions BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026

[COMPANY NAME] OPPORTUNITIES / RISKS AVCON REPORT • Special Mission Large Aircraft - System Integration Opportunities - Risk: · Equipment Lead Time / Availability · Export Approvals - Action: Enhanced Program Management • Backlog – Supply of Work with Strong Backlog - Risk: · Technical Staff – Hourly Technicians · Production Efficiencies with Expansion - Action: Engaged Recruiting Specialists, Increased Inventory/Stock • Kits (Rails, Pods, Hardpoints) Sales / Revenue - Field Installations · Transmissive Pods · Power/Generator Upgrades · External Stores/Hard Points - Risk: · Aircraft for Modification · Foreign on-site support - Action: Designate Avcon Team Members to Support, Focus on Qualified Facilities • Cargo Door - Risk: · STC Process · Staffing for Demand - Action: STC planned FY27 Q3 BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026

[COMPANY NAME] 2024-2026, YEAR END COMPARISON AVCON REPORT BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026 $23.5M $27.6M $35.2M $20.4M $21.4M $22.3M $3.1M $6.2M $12.8M $4.2M $3.7M $9.8M $0.0M $10.0M $20.0M $30.0M $40.0M YE 2024 YE 2025 YE 2026 Revenue Cost of Sales Gross Profit Net Income

[COMPANY NAME] ROLLING QUARTER COMPARISON AVCON REPORT BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026 $6.8M $5.2M $7.8M $10.5M $11.6M $4.5M $3.9M $5.6M $5.9M $6.9M $2.4M $1.3M $2.2M $4.6M $4.7M $1.8M $0.7M $1.9M $3.8M $3.5M $0.0M $2.0M $4.0M $6.0M $8.0M $10.0M $12.0M $14.0M Q4 2025 Q1 2026 Q2 2026 Q3 2026 Q4 2026 Revenue Cost of Sales Gross Profit Net Income

[COMPANY NAME] BNC SPECIAL MISSION ELECTRONICS – GUN CONTROLS BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026

[COMPANY NAME] PRODUCTS – WHAT WE DO SPECIAL MISSION ELECTRONICS • Gun Control Units • Systems Control / Logic • Simulation Equipment • Test Equipment • Highly Specialized Cabling • COTS Manufacturing BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026

[COMPANY NAME] ORGANIZATIONAL UPDATE • New General Manager – Vincent Jermany - 25+ years of Executive Leadership Experience in Aerospace, Defense and Advanced Manufacturing Industries - Formerly held Senior Leadership positions with companies including Firetrace International, Gentex Corp, Teledyne Technologies and Collins Aerospace - Responsible for overall Leadership and performance of Tempe operations including engineering, manufacturing, quality, customer relationships, supply chain and business development. BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026 SPECIAL MISSION ELECTRONICS

Butler National Corporation
Special Mission Electronics

2026 Revenue – $19.22 MM | 2025 Revenue - $12.74 MM

SPECIAL MISSION ELECTRONICS


Quarterly Revenue (Millions)
$6 MM
$5 MM
$4 MM
$3 MM
$2 MM
$1 MM
$0 MM
$4.24MM
$3.02MM
$4.78MM
$3.72MM
$4.64MM
$2.39MM
$5.56MM
$3.61MM
Q1
Q2
Q3
Q4
FY 2026
FY 2025

BUTLER NATIONAL CORPORATION
SEPTEMBER 30, 2026

[COMPANY NAME] GCU UNITS SHIPPED | FYE 2026 vs FYE 2025 SPECIAL MISSION ELECTRONICS BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026 GCU Quantity FYE 2026 GCU Quantity FYE 2025

[COMPANY NAME] OPPORTUNITIES / RISKS SPECIAL MISSION ELECTRONICS • Increased Orders and Reduction of Production Backlog – 2026 Record Year – Orders Continue to be Received · NGC Establishes Open Delivery Policy · New Orders for the HG7310 GCU – Risk: · Parts Lead Times · Tariffs - Action: · Reorganized Production Line · Process Improvements • Expanded GCU Offering – M134 “Mini Gun” Control Unit – New Variations of GCU Case Design · USG Special Forces – Risk: · Prototyping · Production Implementation - Action: · Planned Transition From Prototyping to Production · Trained Technicians - Cross-Training Build Teams BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026

[COMPANY NAME] BUTLER MACHINE, LLC BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026

[COMPANY NAME] BUTLER MACHINE FY 2027 ROADMAP / FOCUS • Rebrand to Butler Machine - Reflection on How We See the Business Fitting into the Long-Term Strategy for the Aerospace / Space Products Segment - Allows Us to Pursue Opportunities Requiring Complex Solutions - Outreach to Complex / Higher Value Fabrication • Customers Requesting Precision Manufacturing with Timely Delivery - Bidding & Receiving Contracts with Larger Margins - Machining and Assembly - Establishing Contracts for Monthly Recurring Deliveries BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026

[COMPANY NAME] BOOT HILL CASINO & RESORT (BNSC / BHCMC, LLC) BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026

[COMPANY NAME] BOOT HILL CASINO– WHAT WE DO • Kansas State Owned Gaming • Gaming Management Contract with the Kansas Lottery through Dec. 2039 • Sports Wagering Management Contract with the Kansas Lottery through Sept. 2030 • Team Members: 230 BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026

[COMPANY NAME] KEY ECONOMICS DRIVERS FOR BUSINESS SEGMENTS PROFESSIONAL SERVICES / GAMING • Hotel Development • Admin Building • VIP Play • Patron Count / Spend Per Patron • Sports Wagering Extension • Competition • Cattle Inventory BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026

[COMPANY NAME] PROFESSIONAL SERVICES - GAMING CASINO REPORT BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026 Metric FY 2026 FY 2025 Revenue Traditional Games (Slots and Tables) $ 26.7 $ 27.9 Revenue Sports Wagering 6.5 5.8 Casino Non-Gaming Revenue 4.2 4.6 Total Revenue 37.4 38.3 Long Term Debt (Gaming) 27.2 32.0 Total Long Term Debt Reduction of $4.8 Million in FY 2026 ( in mil l ions)

[COMPANY NAME] OPPORTUNITIES / RISKS BHCMC / BNSC REPORT • Management Contracts - Drive incremental revenue with little to no capital investment by leveraging existing operational expertise, systems and leadership resources - Risk: · Opportunity Cost associated with staffing resources • Casino Acquisition - Grow overall EBITDA through improved property performance and company-wide synergies - Risk: · Financing Costs – Capital Allocation • Retail Expansion - Generate immediate value through land sale proceeds while the retail offerings can increase casino visitation and enhance overall property traffic resulting in incremental revenue and long-term EBITDA growth - Risk: · Project does not materialize BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026

[COMPANY NAME] Common Shareholder Questions BUTLER NATIONAL CORPORATION

[COMPANY NAME] BUTLER NATIONAL SHAREHOLDER QUESTIONS & CONCERNS CEO SEARCH UPDATE • Board has formally begun search and is working with an external executive recruiting firm • This is a critical long-term appointment, and we don’t want to establish an artificial deadline that could compromise the quality of the process • The Board is seeking an experienced leader who can oversee Butler National’s distinct business segments • The Company continues to operate normally under Adam Sefchick’s leadership as Interim CEO and with the support of our experienced business-unit and corporate leadership teams BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026 Common Question(s): What is the status of the search for a permanent CEO? What qualifications and experience is the Board looking for? How is the company operating during the transition?

[COMPANY NAME] BUTLER NATIONAL SHAREHOLDER QUESTIONS & CONCERNS TRADING / STOCK • Uplisting Considerations – NASDAQ standards for Goal • Many of the Requirements are Satisfied with Board Changes • Governance Points – Board Compliant; Committees Nearly Compliant • Stock Price Requirement - Standard $4 - Minimum $2 per share plus other requirements BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026 Common Question: Why does Butler National not uplist to a larger exchange?

[COMPANY NAME] BUTLER NATIONAL SHAREHOLDER QUESTIONS & CONCERNS CAPITAL ALLOCATION – SHARE BUY BACK • Management is directed to aggressively buy-back Butler Common Stock and reduce outstanding shares - Since 4/30/2025 – Buy back of approximately 3.6 million shares through private transactions at a cost of $6.5 million - Priority: Buy-back continues to be important funds use ($5 MM authorized, $2.1MM remain available under current plan) - Tax Consequences of Dividend Favor Stock Buyback - No 401(k) Stock Match Dilution in 2025 or 2026 BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026 Common Question: What is the Corporation doing with its generated cash?

[COMPANY NAME] BUTLER NATIONAL SHAREHOLDER QUESTIONS & CONCERNS CAPITAL EXPENDITURE / INVESTMENT • STC Development • Casino Enhancements - Administration Building Exchange for New Adjacent Building - Air Conditioning/Building Maintenance • King Air Acquisition - For Resale and Special Mission Mods (Only if good opportunity arises) • ERP Upgrade • Fabrication Equipment BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026 Common Question: What are the top FY 2027 CapEx items?

[COMPANY NAME] BUTLER NATIONAL SHAREHOLDER QUESTIONS & CONCERNS PROFESSIONAL SERVICES - GAMING • Casino Management continues to be productive – Management Fees/Revenue Share with State provides positive cash flow – Foundation for cash for stock repurchases, potential acquisitions, capital expenditures for Aircraft Modification growth – Significant interest rates deter premium value • Local Hotelier Agreement: - Best Western Glo Project Groundbreaking – January 2027 Completion - Discounted Rooms to Drive Additional Play – No CapEx - Potential Retail Development • Sports Wagering: - Received three year extension BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026 Common Question: Are you going to spin-off or sell the management rights and Boot Hill Casino Property?

[COMPANY NAME] BUTLER NATIONAL SHAREHOLDER QUESTIONS & CONCERNS ORGANIC v . ACQUISITION GROWTH • Aircraft Modifications provide the path for Short-Term Growth • Organic Growth Opportunities Continue to Increase – Production Efficiencies Being Gained (Expansion of Kit Installations) – Opportunity to Control More Parts Fabrication (Expand Fabrication) – Strategic Investment in FAA STC approvals • Continue Reviewing Select Acquisition Opportunities - Premium Priced Opportunities – Significant Competition for Deals - Many Businesses Losing Historic Knowledge - Must be Extremely Attractive Aviation Business to be a “fit” · Expand Production bandwidth · Complementary Products/Services (i.e. composites, engineering) BUTLER ATIONAL CORPORATION SEPTEMBER 30, 2026 Common Question: Why is there a focus on organic growth versus acquisitions?

[COMPANY NAME] Questions? BUTLER NATIONAL CORPORATION

[COMPANY NAME] Thank You for Your Interest in Butler National. BUTLER NATIONAL CORPORATION